UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 28, 2011 (June 27, 2011)

ERHC ENERGY INC.
(Exact name of registrant as specified in its charter)

Colorado	000-1-7325	88-0218499
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5444 Westheimer Road, Suite 1440, Houston, Texas	77056
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(713) 626-4700

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

On June 27, 2011, ERHC Energy Inc. (the “Company”) issued an investor update to detail the status of the Company’s interests in the Joint Development Zone and the São Tomé & Príncipe Exclusive Economic Zone. The update disclosed that the Joint Development Authority (JDA) has approved an extension of Exploration Phase 1 in JDZ Blocks 3 and 4 until March 14, 2012. The JDA action is subject to final approval by the Nigeria-São Tomé & Príncipe Joint Ministerial Council. The update also disclosed that ERHC is in negotiations regarding the allocation of new acreages in at least one significant oil producing West African country. Finally, the update disclosed plans for a live chat with the CEO at 5:00 p.m. Central Time at www.erhc.com/chat.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit number	Description
99.1	Update for investors dated June 27, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ERHC ENERGY INC.

Dated : June 28, 2011	By:	/s/ Peter Ntephe
Name: Peter Ntephe
Title: Chief Executive Officer